UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 11, 2003 (August 11, 2003)

(Exact name of registrant as specified in its charter)

Delaware	1-3671	13-1673581

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3190 Fairview Park Drive, Falls Church, Virginia	22042-4523

(Address of principal executive offices)	(Zip Code)

(703) 876-3000

(Registrant’s telephone number, including area code)

Item 5. Other Events

     On August 11, 2003, General Dynamics Corporation issued a press release announcing that it had completed its acquisition of Veridian Corporation. The press release is attached as Exhibit 99.1 to this Form 8-K.

Item 7. Financial Statements and Exhibits

(c)  Exhibits
      Exhibit 99.1 – General Dynamics press release dated August 11, 2003 with respect to the completion of the acquisition of Veridian Corporation.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GENERAL DYNAMICS CORPORATION

by	/s/ John W. Schwartz John W. Schwartz Vice President and Controller (Authorized Officer and Chief Accounting Officer)

Dated: August 11, 2003